UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 27, 2007
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                                 GAMESTOP CORP.
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             (Exact name of registrant as specified in its charter)


       Delaware                           1-32637                20-2733559
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(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                    File Number)        Identification No.)

        625 Westport Parkway, Grapevine, TX                     76051
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      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (817) 424-2000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

                The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                On March 27, 2007, GameStop Corp. issued a press release announcing its financial results for the fiscal quarter and the full year ended February 3, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

                The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of GameStop Corp., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.      Financial Statements and Exhibits.

(c)     Exhibits

99.1            Press Release issued by GameStop Corp., dated March 27, 2007.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GAMESTOP CORP.
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                                                (Registrant)


Date: March 27, 2007
                                                /s/ David W. Carlson
                                                --------------------
                                                Name:  David W. Carlson
                                                Title: Executive Vice President
                                                       and Chief Financial
                                                       Officer

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Table of Contents
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                                 GAMESTOP CORP.

                                  EXHIBIT INDEX


Exhibit Number          Description
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Exhibit 99.1            Press Release of GameStop Corp., dated March 27, 2007